Prospectus

> A P R I L  1 9,  2 0 0 5
  as supplemented April 27, 2005



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Phoenix Balanced Fund

Phoenix Core Bond Fund

Phoenix-Engemann Capital Growth Fund

Phoenix-Engemann Mid-Cap Growth Fund

Phoenix-Goodwin High Yield Fund

Phoenix-Goodwin Money Market Fund





                                 Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 This prospectus contains important information that you should know before investing in Phoenix Balanced Fund, Phoenix Core Bond Fund, Phoenix-Engemann Capital Growth Fund, Phoenix-Engemann Mid-Cap Growth Fund, Phoenix-Goodwin High Yield Fund, and Phoenix-Goodwin Money Market Fund. Please read it carefully and retain it for future reference.


[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       Committed to Investor Success(R)

       PHOENIX SERIES FUND
--------------------------------------------------------------------------------


       TABLE OF CONTENTS

       Phoenix Balanced Fund
          Investment Risk and Return Summary................................  1
          Fund Fees and Expenses............................................  6
          Management of the Fund............................................  7
       Phoenix Core Bond Fund
          Investment Risk and Return Summary................................  9
          Fund Fees and Expenses............................................ 13
          Management of the Fund............................................ 14
       Phoenix-Engemann Capital Growth Fund
          Investment Risk and Return Summary................................ 16
          Fund Fees and Expenses............................................ 19
          Management of the Fund............................................ 20
       Phoenix-Engemann Mid-Cap Growth Fund
          Investment Risk and Return Summary................................ 22
          Fund Fees and Expenses............................................ 25
          Management of the Fund............................................ 26
       Phoenix-Goodwin High Yield Fund
          Investment Risk and Return Summary................................ 28
          Fund Fees and Expenses............................................ 32
          Management of the Fund............................................ 33
       Phoenix-Goodwin Money Market Fund
          Investment Risk and Return Summary................................ 35
          Fund Fees and Expenses............................................ 38
          Management of the Fund............................................ 39
       Additional Investment Techniques..................................... 40
       Pricing of Fund Shares............................................... 43
       Sales Charges........................................................ 45
       Your Account......................................................... 48
       How to Buy Shares.................................................... 50
       How to Sell Shares................................................... 50
       Things You Should Know When Selling Shares........................... 51
       Account Policies..................................................... 53
       Investor Services and Other Information.............................. 36
       Tax Status of Distributions.......................................... 57
       Financial Highlights................................................. 58

PHOENIX BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal market circumstances, the fund invests at least 65% of its assets in common stocks and fixed income securities of both U.S. and foreign issuers. Generally, the fund invests approximately 60% in equity securities and 40% in fixed income securities.

> The adviser manages the fund's investment program, the general operations of the fund and the day-to-day management of the fund's fixed income investment portfolio. The subadviser is responsible for the day-to-day management of the fund's equity investment portfolio.

> The subadviser uses a blended approach in its equity security selection process, combining a pursuit of growth and income. Equity securities are selected by first using a screening process targeting investment criteria such as valuation, profitability, near term momentum, long term growth and financial stability. For the few hundred of the approximately 1,500 companies that survive this screening process, the subadviser projects future growth in earnings and dividends, earnings momentum and relative under-valuation based on individual company prospects, industry trends and macroeconomic conditions. From this analysis, the subadviser develops target prices and value ranges and selects a diversified portfolio of top-rated securities for purchase.

> As to the equity portion of the fund's portfolio, the fund primarily purchases securities of large capitalization companies; however, the fund may purchase equity securities of companies in the small and medium capitalization ranges. At December 31, 2004, the market capitalization of the issuers in which the equity portion of the fund was invested ranged from $2.0 billion to $385.88 billion.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investment in various sectors (such as agency mortgage-backed securities, investment grade corporate bonds and commercial mortgage-backed securities) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

                                                         Phoenix Balanced Fund 1

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its fixed income benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's fixed income benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the fund was 4.48 years.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its fixed income benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2004 the average adjusted maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the fund was 5.63 years.

> As to the fixed income portion of the fund's portfolio, the fund primarily invests in investment-grade securities, including corporate bonds, municipal bonds, agency and non-agency mortgage-backed securities, asset-backed securities and U.S. Treasury securities. The fund may also invest in high yield-high risk securities, commonly referred to as "junk bonds."

Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents such as U.S. Government securities and high grade commercial paper. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

2 Phoenix Balanced Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

                                                         Phoenix Balanced Fund 3

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities entail greater volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

4 Phoenix Balanced Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Balanced Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of two broad-based securities market indices and to a "balanced" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 23.39
    1996                  8.58
    1997                 18.33
    1998                 18.52
    1999                 10.76
    2000                 -0.38
    2001                  1.92
    2002                -11.56
    2003                 18.60
    2004                  7.17

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.59% (quarter ending December 31, 1998) and the lowest return for a quarter was -8.96% (quarter ending September 30, 2002). Year-to-date performance (through March 31, 2005) was -1.80%.

-----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/04)(2)                       1 YEAR             5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     1.00%              1.47%              8.39%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                 -0.16%             -0.05%              5.62%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of         1.60%              0.53%              5.69%
      Fund Shares(3)
-----------------------------------------------------------------------------------------------------------------
   Class B
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     2.36%              1.91%              8.22%
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(4)                    4.34%              7.71%              7.72%
-----------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(5)                                       10.86%             -2.31%             12.11%
-----------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(6)                                      8.29%              1.98%             10.69%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Balanced Benchmark is a composite index consisting of 60% S&P 500(R) Index and 40% Lehman Brothers Aggregate Bond Index. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class C Shares have been in existence only since the date of this prospectus; therefore, performance information is not included since this class of shares has not had a full calendar year of investment operations.

                                                         Phoenix Balanced Fund 5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   5.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None

                                                          -----------------------------------------------------

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.55%            0.55%             0.55%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses                                                  0.26%            0.26%             0.26%
                                                                -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.06%            1.81%             1.81%
                                                                =====            =====             =====

---------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6 Phoenix Balanced Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $677                  $893                  $1,126                $1,795
-----------------------------------------------------------------------------------------------------------------
   Class B                      $584                  $769                   $980                 $1,930
-----------------------------------------------------------------------------------------------------------------
   Class C                      $284                  $569                   $980                 $1,930
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $677                  $893                  $1,126                $1,795
-----------------------------------------------------------------------------------------------------------------
   Class B                      $184                  $569                   $980                 $1,930
-----------------------------------------------------------------------------------------------------------------
   Class C                      $184                  $569                   $980                 $1,930
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's fixed income investment portfolio. Engemann, as subadviser, is responsible for the day-to-day management of the fund's equity investment portfolio. Phoenix and Engemann manage the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

                                                         Phoenix Balanced Fund 7

-----------------------------------------------------------------------------------------------------------------
                                       First $1 billion    $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.55%                      0.50%                      0.45%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $5,474,743. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.55%.

Phoenix pays Engemann a subadvisory fee which is calculated at a rate equal to 50% of the gross investment management fee multiplied by the percentage of equity assets held in the fund.


PORTFOLIO MANAGEMENT

David Albrycht makes the investment and trading decisions for the fixed income portion of the fund's portfolio.

DAVID L. ALBRYCHT, CFA. Mr. Albrycht has served as portfolio manager of the fixed income portion of the fund since 1997. He also serves as the senior portfolio manager for the Phoenix-Goodwin Multi-Sector Short Term Bond Fund, the Phoenix-Goodwin Multi-Sector Fixed Income Fund and the Phoenix Low Duration Core Plus Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Phoenix and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

A team of investment professionals led by Dong Hao Zhang makes investment and trading decisions for the equity portion of the fund's portfolio.

DONG HAO ZHANG. Mr. Zhang has served as lead portfolio manager of the equity portion of the fund since 1999. He is also the equity team leader for the Phoenix Value Equity Fund and the Phoenix-Aberdeen Worldwide Opportunities Fund (U.S. domestic portion). In addition, he is a member of the equity team that manages the Phoenix Growth & Income Fund and the Phoenix Income & Growth Fund. He is a Vice President and Portfolio Manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Zhang was Managing Director, Portfolio Manager of Phoenix since 1997.

STEVEN L. COLTON. Mr. Colton has served as an equity team member for the fund since 1999. He serves as the equity team leader for the Phoenix Growth & Income Fund and the Phoenix Income & Growth Fund. In addition, he is an equity team member for the Phoenix Value Equity Fund and the Phoenix-Aberdeen Worldwide Opportunities Fund (U.S. domestic portion). He is a Senior Vice President and Senior Portfolio Manager of Engemann and has been with Engemann since 2005. Prior to joining Engemann, Mr. Colton was Managing Director, Senior Portfolio Manager of Phoenix since 1997.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the fund.

8 Phoenix Balanced Fund

PHOENIX CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, collateralized mortgage obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund intends to maintain an average credit quality of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the portion of fund investment in various sectors, (such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict



                                                        Phoenix Core Bond Fund 9
         future interest rate changes. On December 31, 2004, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was 4.34 years; the modified adjusted duration of the fund was 4.80 years.

>        Securities selected for fund investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On December 31, 2004, the average maturity of the Lehman Brothers Aggregate Bond Index was 7.09 years; the average adjusted maturity of the fund was
         6.93 years.

> Generally, securities are sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

10  Phoenix Core Bond Fund

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES AND CMOS

The value of mortgage-backed and other asset-backed securities, including pass-through type securities and CMOs may fluctuate to a greater degree than other debt securities in response to interest rate changes. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates than if such prepayment had not occurred.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies derived from a particular source (so-called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

                                                      Phoenix Core Bond Fund  11

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 17.24
    1996                  1.93
    1997                  9.19
    1998                  6.56
    1999                 -2.96
    2000                  9.39
    2001                  7.58
    2002                  5.22
    2003                  2.81
    2004                  2.79

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.09% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.62% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2005) is -0.65%.

---------------------------------------------------------------------------------------------------------------
                                                                                          SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                         -----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)         1 YEAR        5 YEARS        10 YEARS           CLASS C
---------------------------------------------------------------------------------------------------------------
   Class A
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     -2.09%         4.50%          5.34%               --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)  -3.93%         2.14%          2.92%               --
---------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions     -1.38%         2.39%          3.05%               --
       and Sale of Fund Shares(4)
---------------------------------------------------------------------------------------------------------------
   Class B
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                     -1.84%         4.74%          5.05%               --
---------------------------------------------------------------------------------------------------------------
   Class C
---------------------------------------------------------------------------------------------------------------
       Return Before Taxes                      1.93%         4.75%           --                4.44%
---------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(5)      4.34%         7.71%          7.72%              7.42%
---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since October 12, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

12  Phoenix Core Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None             5%(a)             1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends     None              None             None

Redemption Fee                                                  None              None             None

Exchange Fee                                                    None              None             None
                                                          -----------------------------------------------------
                                                               CLASS A          CLASS B           CLASS C
                                                               SHARES           SHARES            SHARES
                                                               ------           ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.45%            0.45%             0.45%

Distribution and Service (12b-1) Fees(c)                        0.25%            1.00%             1.00%

Other Expenses                                                  0.48%            0.48%             0.48%
                                                                -----            -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.18%            1.93%             1.93%
                                                                =====            =====             =====

-----------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                      Phoenix Core Bond Fund  13

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $590                  $832                  $1,093                $1,839
------------------------------------------------------------------------------------------------------------------
   Class B                      $596                  $806                  $1,042                $2,059
------------------------------------------------------------------------------------------------------------------
   Class C                      $296                  $606                  $1,042                $2,254
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class B                      $196                  $606                  $1,042                $2,059
------------------------------------------------------------------------------------------------------------------
   Class C                      $196                  $606                  $1,042                $2,254
------------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as investment adviser to 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                           1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $466,142. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.45%.

14 Phoenix Core Bond Fund

PORTFOLIO MANAGEMENT

Christopher J. Kelleher and Cynthia A. Beaulieu have served as co-portfolio managers of the fund since 2005 and as such are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Kelleher is Managing Director of Phoenix and has been with Phoenix for 19 years. Mr. Kelleher is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. Ms. Beaulieu is Managing Director of Phoenix. She serves as Portfolio Manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Since joining Phoenix in 1994, Ms. Beaulieu has held a number of positions of increasing responsibility, including trading, credit research and portfolio management. She earned a B.S. in finance from La Salle University and has 13 years of investment experience.

                                                      Phoenix Core Bond Fund  15

PHOENIX-ENGEMANN CAPITAL GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Engemann Capital Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 65% of its assets in common stocks, which the subadviser believes to have appreciation potential. Although the fund may invest in issuers of any capitalization, the fund generally invests principally in larger capitalization stocks. At December 31, 2004, the market capitalization of the issuers in which the fund was invested ranged from $5.95 billion to $385.88 billion.

> The adviser manages the fund's investment program and general operations of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined, diversified investments in companies that the subadviser believes have the ability to increase their profits year after year at a faster rate than the average company. The portfolio will have a high-quality rating, considered A or better, as defined by Value Line, an independent rating firm. Securities are analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have consistent, substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term or there is a negative change in fundamentals.

Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

16  Phoenix-Engemann Capital Growth Fund

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

                                        Phoenix-Engemann Capital Growth Fund  17

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Capital Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 33.98
    1996                 14.68
    1997                 23.30
    1998                 29.65
    1999                 29.01
    2000                -18.14
    2001                -35.18
    2002                -25.41
    2003                 25.76
    2004                  4.69

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 26.66% (quarter ending December 31, 1999) and the lowest return for a quarter was -29.53% (quarter ending September 30, 2001). Year-to-date performance (through March 31, 2005) is -5.04%.

-----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/04)(2)                        1 YEAR            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     -1.36%            -13.26%             4.52%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(3)                  -1.36%            -13.49%             2.52%
-----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale            -0.89%            -10.71%             3.24%
      of Fund Shares(3)
-----------------------------------------------------------------------------------------------------------------
   Class B
-----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                     -0.20%            -12.90%             4.35%
-----------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(4)                                        10.86%             -2.31%            12.11%
-----------------------------------------------------------------------------------------------------------------
   S&P 500/Barra Growth Index(5)                               6.14%             -7.07%            11.44%
-----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(5) The S&P 500/Barra Growth Index is a market capitalization-weighted index of growth-oriented, large capitalization U.S. companies with higher price to book ratios. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

18  Phoenix-Engemann Capital Growth Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        5.75%                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                       5%(a)

Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None

Redemption Fee                                                       None                        None

Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                      0.70%                      0.70%

Distribution and Service (12b-1) Fees(b)                             0.25%                      1.00%

Other Expenses                                                       0.39%                      0.39%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.34%                      2.09%
                                                                     =====                      =====

-------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Engemann Capital Growth Fund  19

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $704                  $975                  $1,267                $2,095
-----------------------------------------------------------------------------------------------------------------
   Class B                      $615                  $864                  $1,139                $2,261
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $215                  $664                  $1,139                $2,261
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the fund. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                           1st billion           through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.70%                    0.65%                     0.60%
-----------------------------------------------------------------------------------------------------------------

20  Phoenix-Engemann Capital Growth Fund

During the fund's last fiscal year, the fund paid total management fees of $6,434,917. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.70%.

Phoenix pays Engemann a subadvisory fee at the following rates, subject to a minimum fee of $3 million.

------------------------------------------------------------------------------------------------------------------
                                                    Up to
                                                  $3 billion                            $3+ billion
------------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                                  0.10%                                  0.30%
------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT


GRETCHEN LASH, CFA. Ms. Lash oversees the research and portfolio management function at Engemann; she has been Chief Executive Officer, President and Chief Investment Officer since 2003. Ms. Lash joined Engemann in 2001 as Chief Investment Officer, and also served as Portfolio Manager from 2001 to April 2005. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. from 1997 to 2001. She was a panelist on CNBC's former television program, Louis Rukeyser's Wall Street, and is a continuing contributor to Louis Rukeyser's Mutual Funds newsletter.

A team of equity investment professionals is responsible for the day-to-day management of the fund.


                                       Phoenix-Engemann Capital Growth Fund   21

PHOENIX-ENGEMANN MID-CAP GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Mid-Cap Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies that have market capitalizations of $2 to $10 billion at the time of purchase. The fund may invest in companies with lower or higher market capitalizations. Equity securities in which the fund invests include common and preferred stocks, and securities convertible into common stocks. At December 31, 2004, the market capitalization of the issuers in which the fund was invested ranged from $1.55 billion to $16.30 billion. The fund's policy of investing 80% of its assets in mid-cap companies may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund and the subadviser manages the investments of the fund. The subadviser seeks growth through disciplined investment in stocks of companies that the subadviser believes have the ability to increase their profits year after year at a much faster rate than the average company. The subadviser manages the fund's portfolio from a top-down sector focus based upon market and economic conditions. Securities are then analyzed using a bottom-up approach. The subadviser focuses on companies that it believes have potential for substantial earnings growth, strong management with a commitment to shareholders, financial strength and a favorable long-term outlook.

> Generally, stocks are sold when the subadviser believes the growth rate of the stock will drop over the long term.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase brokerage and other transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser or subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold cash or invest without limit in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

22  Phoenix-Engemann Mid-Cap Growth Fund

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o GROWTH STOCKS. Because growth stocks typically make little or no dividend payments to shareholders, investment return is based on a stock's capital appreciation, making return more dependent on market increases and decreases. Growth stocks are therefore more volatile than non-growth stocks to market changes, tending to drop more sharply when markets fall. Growth-oriented funds typically underperform when value investing is in favor.

o SMALL AND MEDIUM CAPITALIZATION COMPANIES. Companies with smaller capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

                                        Phoenix-Engemann Mid-Cap Growth Fund  23

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Engemann Mid-Cap Growth Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 51.71
    1996                 11.09
    1997                 19.37
    1998                 30.44
    1999                 83.65
    2000                -17.33
    2001                -36.45
    2002                -32.02
    2003                 37.28
    2004                  8.42

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 52.01% (quarter ending December 31, 1999) and the lowest return for a quarter was -36.28% (quarter ending March 31, 2001). Year-to-date performance (through March 31, 2005) is -0.53%.

------------------------------------------------------------------------------------------------------------------
                                                                                             SINCE INCEPTION(3
   AVERAGE ANNUAL TOTAL RETURNS                                                            -----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)                  1 YEAR       5 YEARS     10 YEARS         CLASS C
------------------------------------------------------------------------------------------------------------------
   Class A
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                2.18%       -12.66%       9.37%              --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)             2.18%       -12.98%       6.81%              --
------------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale                                                    --
      of Fund Shares(4)                                  1.42%       -10.26%       6.77%
------------------------------------------------------------------------------------------------------------------
   Class B
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                3.64%       -12.28%       9.21%              --
------------------------------------------------------------------------------------------------------------------
   Class C
------------------------------------------------------------------------------------------------------------------
      Return Before Taxes                                7.64%          --          --              -8.47%
------------------------------------------------------------------------------------------------------------------
   S&P 500(R) Index(5)                                  10.86%        -2.31%      12.11%             0.19%
------------------------------------------------------------------------------------------------------------------
   Russell Midcap(R) Growth Index(6)                    15.48%        -3.36%      11.23%             0.86%
------------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since January 2, 2001.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a half-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Russell Midcap(R) Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

24  Phoenix-Engemann Mid-Cap Growth Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     ------         ------        ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage
of offering price)                                                    5.75%          None           None

Maximum Deferred Sales Charge (load) (as a percentage of the lesser
of the value redeemed or the amount invested)                          None          5%(a)         1%(b)

Maximum Sales Charge (load) Imposed on Reinvested Dividends            None          None           None

Redemption Fee                                                         None          None           None

Exchange Fee                                                           None          None           None
                                                                  --------------------------------------------

                                                                     CLASS A        CLASS B       CLASS C
                                                                     SHARES         SHARES        SHARES
                                                                     ------         ------        ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                       0.83%          0.83%         0.83%
Distribution and Service (12b-1) Fees(c)                              0.25%          1.00%         1.00%

Other Expenses                                                        0.42%          0.42%         0.42%
                                                                      -----          -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.50%          2.25%         2.25%
                                                                      =====          =====         =====

-------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Phoenix-Engemann Mid-Cap Growth Fund  25

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $719                $1,022                  $1,346                $2,263
-----------------------------------------------------------------------------------------------------------------
   Class B                      $627                  $900                  $1,200                $2,386
-----------------------------------------------------------------------------------------------------------------
   Class C                      $327                  $700                  $1,200                $2,575
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $227                  $700                  $1,200                $2,386
-----------------------------------------------------------------------------------------------------------------
   Class C                      $227                  $700                  $1,200                $2,575
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Engemann Asset Management ("Engemann") is the subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to four fund companies totaling eight mutual funds, as subadviser to five fund companies totaling nine mutual funds and as investment adviser to institutions and individuals. As of December 31, 2004, Engemann had $3.8 billion in assets under management. Engemann is an affiliate of Phoenix and has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

26  Phoenix-Engemann Mid-Cap Growth Fund

-----------------------------------------------------------------------------------------------------------------
                                         1st $50 million         Next $450 million         Over $500 million
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.90%                    0.80%                     0.70%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,672,518. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.83%.

Phoenix pays Engemann a subadvisory fee at the following rates:

------------------------------------------------------------------------------------------------------------------
                                                         $50 million to     $262 million to          Over
                                      1st $50 million     $262 million        $500 million       $500 million
------------------------------------------------------------------------------------------------------------------
   Subadvisory Fee                         0.40%              0.30%              0.45%               0.35%
------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGEMENT


GRETCHEN LASH, CFA. Ms. Lash oversees the research and portfolio management function at Engemann; she has been Chief Executive Officer, President and Chief Investment Officer since 2003. Ms. Lash joined Engemann in 2001 as Chief Investment Officer, and also served as Portfolio Manager from 2001 to April 2005. Prior to joining Engemann, Ms. Lash was a Principal and Portfolio Manager for William Blair & Co. from 1997 to 2001. She was a panelist on CNBC's former television program, Louis Rukeyser's Wall Street, and is a continuing contributor to Louis Rukeyser's Mutual Funds newsletter.

A team of equity investment professionals is responsible for the day-to-day management of the fund.


                                       Phoenix-Engemann Mid-Cap Growth Fund  27

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield-high risk fixed income securities (commonly referred to as "junk bonds") of both U.S. and foreign (non-U.S.), including emerging markets, issuers.

>        Fixed income securities are selected using a sector rotation approach.
         The adviser seeks to adjust the proportion of fund investments in various sectors (such as emerging markets, mortgages, and industry sectors that may include, among others, telecommunications, gaming and energy) and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark, Merrill Lynch High Yield Master II Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's style benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2004 the modified adjusted duration of the Merrill Lynch High Yield Master II Index was 4.48 years; the modified adjusted duration of the fund was 4.19 years.

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its style benchmark in an effort to maintain an interest rate risk profile consistent with that benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On December 31, 2004 the average maturity of the Merrill Lynch High Yield Master II Index was 6.54 years; the average adjusted maturity of the fund was 5.86 years.

28  Phoenix-Goodwin High Yield Fund

> The fund may invest in corporate bonds, agency and non-agency mortgage-backed securities, U.S. and foreign government obligations and emerging market securities.

> The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold cash or invest without limit in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, securities rated below investment grade (high yield-high risk securities) have a greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING

Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable

                                            Phoenix-Goodwin High Yield Fund  29
on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HIGH YIELD-HIGH RISK SECURITIES

High yield-high risk securities (junk bonds) entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INTEREST RATE RISK

Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Early payoffs on the underlying loans in mortgage-backed and asset-backed securities may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

30  Phoenix-Goodwin High Yield Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                 17.72
    1996                 17.23
    1997                 13.61
    1998                 -6.72
    1999                 11.73
    2000                 -9.82
    2001                 -6.61
    2002                 -2.99
    2003                 18.65
    2004                  7.96

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2005) is -2.00%.

----------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                           ----------------------
   (FOR THE PERIODS ENDED 12/31/04)(2)                  1 YEAR       5 YEARS    10 YEARS          CLASS C
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              2.84%        -0.06%        5.00%            --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions(4)           0.39%        -3.49%        1.28%            --
----------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions and Sale     1.75%        -2.18%        1.94%            --
       of Fund Shares(4)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              3.29%         0.16%        4.71%            --
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
       Return Before Taxes                              7.05%         0.12%         --             0.09%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(5)              4.34%         7.71%        7.72%           6.55%
----------------------------------------------------------------------------------------------------------------
   Merrill Lynch High Yield Master II Index(6)         10.87%         6.69%        8.28%           5.37%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since February 27, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Merrill Lynch High Yield Master II Index measures performance of non-investment grade U.S. domestic bonds. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                            Phoenix-Goodwin High Yield Fund  31

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)        None              5%(a)              1%(b)

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                       None               None              None

Redemption Fee                                                  None               None              None

Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES            SHARES             SHARES
                                                               ------            ------             ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.65%             0.65%              0.65%

Distribution and Service (12b-1) Fees(c)                        0.25%             1.00%              1.00%

Other Expenses                                                  0.42%             0.42%              0.42%
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.32%             2.07%              2.07%
                                                                =====             =====              =====

---------------------
(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

32  Phoenix-Goodwin High Yield Fund

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $603                  $873                  $1,164                $1,990
-----------------------------------------------------------------------------------------------------------------
   Class B                      $610                  $849                  $1,114                $2,208
-----------------------------------------------------------------------------------------------------------------
   Class C                      $310                  $649                  $1,114                $2,400
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $210                  $649                  $1,114                $2,208
-----------------------------------------------------------------------------------------------------------------
   Class C                      $210                  $649                  $1,114                $2,400
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.65%                      0.60%                      0.55%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,311,786. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.65%.

                                             Phoenix-Goodwin High Yield Fund  33

PORTFOLIO MANAGEMENT

A team of fixed income professionals led by Daniel P. Senecal makes investment and trading decisions for the fund. Mr. Senecal is a co-head of research and Managing Director at Phoenix. Mr. Senecal has been with Phoenix since April 1997 during which time he has been a Director of Credit Research and Sector Manager for the Investment Grade Corporate sector and the Emerging Market Corporate sector. Prior to joining Phoenix, Mr. Senecal was employed as a research analyst at BankBoston and Shawmut Bank from 1990 to 1997. Mr. Senecal earned the right to use the Chartered Financial Analyst (CFA) designation in 1995.


34  Phoenix-Goodwin High Yield Fund

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and

         o  repurchase agreements.

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

                                           Phoenix-Goodwin Money Market Fund  35

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the adviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

DOMESTIC BANKING INDUSTRY

If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

36  Phoenix-Goodwin Money Market Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Goodwin Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table below shows the fund's average annual returns for one, five and ten years. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)

    1995                  5.33
    1996                  4.45
    1997                  0.88
    1998                  4.94
    1999                  4.56
    2000                  5.67
    2001                  3.58
    2002                  1.27
    2003                  0.95
    2004                  0.70

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2005) is 0.37%.

---------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS                        1 YEAR              5 YEARS             10 YEARS
   (FOR THE PERIODS ENDING 12/31/04)
---------------------------------------------------------------------------------------------------------------
   Class A Shares                                      0.70%                2.42%                3.62%
---------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on December 31, 2004 was 0.95% for Class A Shares.

                                           Phoenix-Goodwin Money Market Fund  37

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                  CLASS A
                                                                  SHARES
                                                                  ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None

Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None

Redemption Fee                                                      None

Exchange Fee                                                        None
                                                          -------------------------
                                                                  CLASS A
                                                                  SHARES
                                                                  ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%

Distribution and Service (12b-1) Fees                               None

Other Expenses                                                     0.47%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.87%(a)(b)
                                                                   -----

---------------------
(a) The investment adviser has voluntarily agreed to reimburse Class A Shares' fund operating expenses through February 28, 2006 to the extent that they exceed 0.85%.

(b) The investment adviser waived fees and reimbursed expenses. During the time periods indicated, the range of ratios of operating expenses to average net assets were as follows:
       0.35% from July 30, 2003 through March 18, 2004
       0.85% beginning March 19, 2004
Total Annual Fund Operating Expenses for the year ended October 31, 2004 were 0.65%


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $94                   $293                   $509                 $1,131
------------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the table above since the expense levels used to calculate the figures shown do not include the voluntary reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.

38  Phoenix-Goodwin Money Market Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 37 mutual funds and as adviser to institutional clients. As of December 31, 2004, Phoenix had $21.8 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.40%                      0.35%                      0.30%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $605,915. The ratio of management fees to average net assets for the fiscal year ended October 31, 2004 was 0.40%.

Phoenix has voluntarily agreed to assume expenses and reduce the advisory fee for the benefit of the fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commission and extraordinary expenses) exceed 0.85% for Class A Shares.

                                           Phoenix-Goodwin Money Market Fund  39

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Balanced Fund ("Balanced Fund"), Phoenix Core Bond Fund ("Core Bond Fund"), Phoenix-Engemann Capital Growth Fund ("Capital Growth Fund"), Phoenix-Engemann Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), Phoenix-Goodwin High Yield Fund ("High Yield Fund") and Phoenix-Goodwin Money Market Fund ("Money Market Fund") may engage in the following investment techniques as indicated:

BORROWING

The Mid-Cap Growth Fund may obtain fixed interest rate loans from banks in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

CAPITAL GROWTH FUND INVESTMENTS

Subject to the investment restrictions stated in this prospectus and in the fund's statement of additional information, the Capital Growth Fund may invest any amount or proportion of its assets in any class or type of security believed by the subadviser to offer the potential for capital appreciation over both the intermediate and long term, including investment grade bonds and preferred stocks. Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

CONVERTIBLE SECURITIES

All funds, except the Money Market Fund, may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEFERRED COUPON AND ZERO COUPON BONDS

The Balanced and High Yield Funds may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon obligations). Market prices of deferred coupon and zero coupon bonds generally are more volatile than the

40  Phoenix Series Fund
market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

DERIVATIVES

The funds, except the Money Market Fund, may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's or subadviser's ability to correctly predict the movement of such asset prices, indexes or rates.

FOREIGN INVESTING

The Core Bond, Capital Growth and Mid-Cap Growth Funds may invest in securities of foreign (non-U.S.) issuers, including emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

                                                         Phoenix Series Fund  41

ILLIQUID SECURITIES

Each of the funds, except the Money Market Fund, may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the funds or entail expenses not normally associated with the sale of a security.

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

RESTRICTED SECURITIES

The High Yield Fund may invest in restricted securities deemed to be liquid by the adviser. Restricted securities owned by the fund that are not liquid may be difficult to sell because there may be no active markets for resale and fewer potential buyers. This can make restricted investments more likely than other types of investments to lose value. In extreme cases it may be impossible to resell them and they can become almost worthless to the fund.

SECURITIES LENDING

Each fund, except the Money Market Fund, may loan portfolio securities to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The Core Bond Fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements.

SMALL CAPITALIZATION COMPANIES

The Core Bond, Capital Growth and High Yield Funds may purchase equity securities in companies with small capitalizations. Small capitalization companies are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated

42  Phoenix Series Fund
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates, a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

                                                         Phoenix Series Fund  43

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser/subadviser, reflect the security's market value; and (vii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; (x) government (domestic or foreign) actions or pronouncements; and
(xi) the value of other relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

44  Phoenix Series Fund

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The Money Market Fund presently offers one class of shares, the Capital Growth Fund presently offers two classes of shares, and the Balanced Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund presently offer three classes of shares. Each class of shares has different sales and distribution charges (see "Fund Fees and Expenses" previously in this prospectus). The funds, except the Money Market Fund, have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliates funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may

                                                        Phoenix Series Fund  45
request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Purchase Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' website: PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase of up to 5.75% of the offering price (6.10% of the amount invested) for the Balanced Fund, Capital Growth Fund and Mid-Cap Growth Fund and 4.75% of the offering price (4.99% of the amount invested) for the Core Bond Fund and High Yield Fund. You will not pay a sales charge on purchases of Class A Shares of the Money Market Fund. The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class. You will not pay distribution and service fees on purchases of Class A shares of the Money Market Fund.

CLASS B SHARES. (Not offered by the Money Market Fund) If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (Balanced Fund, Core Bond Fund, High Yield Fund and Mid-Cap Growth Fund only) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales

46   Phoenix Series Fund
charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

CORE BOND FUND AND HIGH YIELD FUND


                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                   ------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%

$50,000 but under $100,000                                     4.50                              4.71

$100,000 but under $250,000                                    3.50                              3.63

$250,000 but under $500,000                                    2.75                              2.83

$500,000 but under $1,000,000                                  2.00                              2.04

$1,000,000 or more                                             None                              None

BALANCED FUND, CAPITAL GROWTH FUND AND MID-CAP GROWTH FUND

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                                   ------------------------------------------------------------------
AMOUNT OF                                                                                        NET
TRANSACTION                                                  OFFERING                           AMOUNT
AT OFFERING PRICE                                             PRICE                            INVESTED
---------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  5.75%                             6.10%

$50,000 but under $100,000                                     4.75                              4.99

$100,000 but under $250,000                                    3.75                              3.90

$250,000 but under $500,000                                    2.75                              2.83

$500,000 but under $1,000,000                                  2.00                              2.04

$1,000,000 or more                                             None                              None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES

Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
(Not offered by the Money Market Fund)

YEAR           1          2           3           4            5            6+
--------------------------------------------------------------------------------
CDSC           5%         4%          3%          2%           2%           0%


                                                        Phoenix Series Fund  47

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

(BALANCED FUND, CORE BOND FUND, HIGH YIELD FUND AND MID-CAP GROWTH FUND ONLY)

YEAR                 1                 2+
--------------------------------------------------------------------------------
CDSC                 1%                0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The funds have established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name of the fund or funds in which you would like to invest on the check or transfer instructions.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.


48  Phoenix Series Fund

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The funds offer up to three classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distribution in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.

                                                        Phoenix Series Fund  49

HOW TO BUY SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimum
                                    investments or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send
                                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send
                                    it with a check payable to the fund. Send
                                    them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184.
--------------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the
                                    application and send it with your initial
                                    investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

50  Phoenix Series Fund

--------------------------------------------------------------------------------
                                     TO SELL SHARES
-------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may
                                    charge a fee and may set different minimums
                                    on redemptions of accounts.
-------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
                                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number, and number of shares or
                                    dollar value you wish to sell.
-------------------------------------------------------------------------------
Through express delivery            Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 66 Brooks Drive,
                                    Braintree, MA 02184. Be sure to include the
                                    registered owner's name, fund and account
                                    number, and number of shares or dollar value
                                    you wish to sell.
-------------------------------------------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
-------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
-------------------------------------------------------------------------------
By Check (Core Bond Fund, High      If you selected the checkwriting feature,
Yield Fund Money Market Fund        you may write checks for amounts and of $500
only.)                              or more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the funds' net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

                                                         Phoenix Series Fund  51

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instructions if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instructions with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or be temporarily suspended.

52  Phoenix Series Fund

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Website at www.phoenixinvestments.com.

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

                                                        Phoenix Series Fund  53

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Class A Shares of the Money Market Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through

54  Phoenix Series Fund
financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

                                                        Phoenix Series Fund  55

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' website, PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the website at the end of each month, generally within 10 business days. This information will remain available on the website until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with

56  Phoenix Series Fund
the SEC a Form N-Q. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                           DIVIDEND PAID
--------------------------------------------------------------------------------
   Balanced Fund                                    Quarterly
--------------------------------------------------------------------------------
   Capital Growth Fund                             Semiannually
--------------------------------------------------------------------------------
   Core Bond Fund                                    Monthly
--------------------------------------------------------------------------------
   High Yield Fund                                   Monthly
--------------------------------------------------------------------------------
   Mid-Cap Growth Fund                             Semiannually
--------------------------------------------------------------------------------
   Money Market Fund                                  Daily
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the 2003 Tax Act, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


                                                         Phoenix Series Fund  57

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the funds' independent registered public accounting firm, PricewaterhouseCoopers LLP. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX BALANCED FUND

                                                                         CLASS A
                                          ----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $14.31        $12.82         $14.27         $17.63        $17.92
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)             0.29(2)       0.28(2)        0.34(2)        0.41          0.47
   Net realized and unrealized
    gain (loss)(4)                             0.69          1.49          (1.43)         (1.20)         0.77
                                             ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          0.98          1.77          (1.09)         (0.79)         1.24
                                             ------        ------         ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.28)         (0.36)         (0.48)        (0.44)
   Distributions from net realized gains         --            --             --          (2.09)        (1.09)
                                             ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.31)        (0.28)         (0.36)         (2.57)        (1.53)
                                             ------        ------         ------         ------        ------
Change in net asset value                      0.67          1.49          (1.45)         (3.36)        (0.29)
                                             ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $14.98        $14.31         $12.82         $14.27        $17.63
                                             ======        ======         ======         ======        ======
Total return(1)                                6.91%        13.98%         (7.77)%        (4.46)%        7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $926,383      $999,427       $981,389     $1,207,395    $1,423,113
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.06%         1.07%          1.02%          1.00%         1.00%
   Net investment income(4)                    1.98%         2.10%          2.46%          2.58%         2.55%
Portfolio turnover                               68%           92%            52%            45%           50%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 2.45% to 2.46% for Class A. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class A. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under high yield debt instruments previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the period ending October 31, 2003.

58  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX BALANCED FUND

                                                                         CLASS B
                                          ----------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $14.26        $12.78         $14.23         $17.52        $17.85
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(4)             0.18(2)       0.18(2)        0.24(2)        0.30          0.33
   Net realized and unrealized
    gain (loss)(4)                             0.69          1.48          (1.43)         (1.18)         0.77
                                             ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          0.87          1.66          (1.19)         (0.88)         1.10
                                             ------        ------         ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.20)        (0.18)         (0.26)         (0.32)        (0.34)
   Distributions from net realized gains         --            --             --          (2.09)        (1.09)
                                             ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (0.20)        (0.18)         (0.26)         (2.41)        (1.43)
                                             ------        ------         ------         ------        ------
Change in net asset value                      0.67          1.48          (1.45)         (3.29)        (0.33)
                                             ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $14.93        $14.26         $12.78         $14.23        $17.52
                                             ======        ======         ======         ======        ======
Total return(1)                                6.12%        13.09%         (8.49)%        (5.10)%        6.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $16,814       $21,374        $25,768        $32,457       $35,242
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.80%         1.82%          1.77%          1.75%         1.75%
   Net investment income(4)                    1.23%         1.37%          1.71%          1.83%         1.80%
Portfolio turnover                               68%           92%            52%            45%           50%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase the ratio of net investment income to average net assets from 1.70% to 1.71% for Class B. There was no effect to net investment income (loss) per share or to net realized and unrealized gain (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under high yield debt instruments previously included within interest income, as a component of realized gain (loss) in the statement of operations. There was no impact on either the per share net investment income or the net realized and unrealized gain (loss) or the investment income ratios for the period ending October 31, 2003.

                                                         Phoenix Series Fund  59

--------------------------------------------------------------------------------

PHOENIX CORE BOND FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $8.76         $8.93          $9.43         $8.86         $9.04
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                0.37(2)       0.39(2)        0.58          0.60          0.59
   Net realized and unrealized
    gain (loss)                               (0.03)        (0.04)         (0.49)         0.55         (0.16)
                                              -----         -----          -----         -----         -----
   TOTAL FROM INVESTMENT OPERATIONS            0.34          0.35           0.09          1.15          0.43
                                              -----         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.45)        (0.52)         (0.59)        (0.58)        (0.61)
                                              -----         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                      (0.45)        (0.52)         (0.59)        (0.58)        (0.61)
                                              -----         -----          -----         -----         -----
Change in net asset value                     (0.11)        (0.17)         (0.50)         0.57         (0.18)
                                              -----         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD                $8.65         $8.76          $8.93         $9.43         $8.86
                                              =====         =====          =====         =====         =====
Total return(1)                                3.95%         3.96%          1.07%        13.36%         4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $92,278      $104,092       $115,184      $129,913      $119,734
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.18%         1.16%          1.15%         1.15%        1.17%
   Net investment income                       4.29%         4.37%          5.40%         5.78%        6.01%
Portfolio turnover                               45%          101%            70%          143%         146%

                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period         $8.71          $8.89          $9.39         $8.82         $8.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               0.31(2)        0.32(2)        0.51          0.53          0.50
   Net realized and unrealized gain (loss)   (0.05)         (0.05)         (0.49)         0.55         (0.14)
                                             ------         -----          -----         -----         -----
     TOTAL FROM INVESTMENT OPERATIONS         0.26           0.27           0.02          1.08          0.36
                                             ------         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.38)         (0.45)         (0.52)        (0.51)        (0.51)
                                             ------         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                     (0.38)         (0.45)         (0.52)        (0.51)        (0.51)
                                             ------         -----          -----         -----         -----
Change in net asset value                    (0.12)         (0.18)         (0.50)         0.57         (0.15)
                                             ------         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD               $8.59          $8.71          $8.89         $9.39         $8.82
                                             ======         =====          =====         =====         =====
Total return(1)                               3.10%          3.08%          0.31%        12.58%         4.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $3,668        $6,628         $9,471        $9,867        $7,633
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.93%         1.91%          1.90%         1.90%         1.91%
   Net investment income                       3.57%         3.62%          4.65%         5.02%         5.25%
Portfolio turnover                               45%          101%            70%          143%          146%
-------------------------------

(1)Sales charges are not reflected in the total return calculation.

(2)Computed using average shares outstanding.

(3)As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 5.44% to 5.40% for Class A; from 4.67% to 4.65% for Class B; to decrease net investment income (loss) per share from $0.59 to $0.58 per share for Class A; and, to increase net realized and unrealized gain (loss) from $(0.50) to $(0.49) per share for Class A. There was no effect on net investment income (loss) per share and net realized and unrealized gain
   (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

60  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX CORE BOND FUND

                                                                         CLASS C
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
 Net asset value, beginning of period         $8.73         $8.91         $9.41          $8.84         $8.99
 INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)               0.31(2)       0.32(2)       0.51           0.55          0.48
    Net realized and unrealized
    gain (loss)                               (0.04)        (0.05)        (0.49)          0.52         (0.11)
                                              -----         -----         -----          -----         -----
      TOTAL FROM INVESTMENT OPERATIONS         0.27          0.27          0.02           1.07          0.37
                                              -----         -----         -----          -----         -----
 LESS DISTRIBUTIONS
    Dividends from net investment income      (0.38)        (0.45)        (0.52)         (0.50)        (0.52)
                                              -----         -----         -----          -----         -----
      TOTAL DISTRIBUTIONS                     (0.38)        (0.45)        (0.52)         (0.50)        (0.52)
                                              -----         -----         ------         -----         -----
 Change in net asset value                    (0.11)        (0.18)        (0.50)          0.57         (0.15)
                                              -----         -----         ------         -----         -----
 NET ASSET VALUE, END OF PERIOD               $8.62         $8.73         $8.91          $9.41         $8.84
                                              =====         =====         =====          =====         =====
 Total return(1)                               3.21%         3.06%         0.31%         12.49%         4.30%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (thousands)       $1,298        $1,385        $1,212           $496          $226
 RATIO TO AVERAGE NET ASSETS OF:
    Operating expenses                         1.93%         1.91%         1.90%          1.90%         1.91%
    Net investment income                      3.57%         3.63%         4.66%          5.02%         5.31%
 Portfolio turnover                              45%          101%           70%           143%          146%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002, was to increase the ratio of net investment income to average net assets from 4.64% to 4.66% for Class C. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                                        Phoenix Series Fund  61

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN CAPITAL GROWTH FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $13.90        $11.89        $13.76        $29.14         $29.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.06)        (0.06)        (0.07)        (0.08)         (0.12)
   Net realized and unrealized
    gain (loss)                                 0.37          2.07         (1.80)       (13.76)          3.35
                                              ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS           0.31          2.01         (1.87)       (13.84)          3.23
                                              ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
Change in net asset value                       0.31          2.01         (1.87)       (15.38)         (0.47)
                                              ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                $14.21        $13.90        $11.89        $13.76         $29.14
                                              ======        ======        ======        ======         ======
Total return(1)                                 2.23%        16.90%       (13.59)%      (49.46)%        10.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $844,523      $896,872      $835,713    $1,198,984     $2,796,095
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.34%         1.36%         1.29%         1.17%          1.06%
   Net investment income (loss)                (0.39)%       (0.49)%       (0.51)%       (0.42)%        (0.39)%
Portfolio turnover                                57%           39%          109%           63%            75%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)        2001           2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $12.96        $11.17        $13.04        $27.90         $28.68
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.15)        (0.14)        (0.16)        (0.22)         (0.34)
   Net realized and unrealized
    gain (loss)                                 0.35          1.93         (1.71)       (13.10)          3.26
                                              ------        ------        ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS           0.20          1.79         (1.87)       (13.32)          2.92
                                              ------        ------        ------        ------         ------
LESS DISTRIBUTIONS
   Distributions from net realized gains          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
     TOTAL DISTRIBUTIONS                          --            --            --         (1.54)         (3.70)
                                              ------        ------        ------        ------         ------
Change in net asset value                       0.20          1.79         (1.87)       (14.86)         (0.78)
                                              ------        ------        ------        ------         ------
NET ASSET VALUE, END OF PERIOD                $13.16        $12.96        $11.17        $13.04         $27.90
                                              ======        ======        ======        ======         ======
Total return(1)                                 1.54%        16.03%       (14.34)%      (49.82)%         9.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $16,314       $23,730       $26,844       $41,849       $100,558
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.09%         2.11%         2.05%         1.92%          1.81%
   Net investment income (loss)                (1.13)%       (1.24)%       (1.26)%       (1.16)%        (1.14)%
Portfolio turnover                                57%           39%          109%           63%            75%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income (loss) to average net assets from (0.50)% to (0.51)% for Class A and from (1.25%) to (1.26%) for Class B, respectively. There was no effect on net investment income (loss) per share and net realized and unrealized gain
    (loss) per share. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

62  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN MID-CAP GROWTH FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $13.97        $ 9.94        $12.66         $31.99        $24.54
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.17)        (0.14)        (0.15)         (0.12)        (0.14)
   Net realized and unrealized
    gain (loss)                                (0.40)         4.17         (2.57)        (17.12)        10.50
                                              ------        ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          (0.57)         4.03         (2.72)        (17.24)        10.36
                                              ------        ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income           --            --            --             --            --
   Distributions from net realized gains          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
Change in net asset value                      (0.57)         4.03         (2.72)        (19.33)         7.45
                                              ------        ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $13.40        $13.97        $ 9.94         $12.66        $31.99
                                              ======        ------        ------         ------        ------
Total return(1)                                (4.08)%       40.54%       (21.49)%       (56.48)%       42.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $166,244      $198,602      $159,767       $250,174      $622,964
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           1.50%         1.56%         1.51%          1.36%         1.13%
   Net investment income (loss)                (1.22)%       (1.24)%       (1.22)%        (0.64)%       (0.43)%
Portfolio turnover                               181%          175%          172%           183%          158%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(3)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $12.78        $ 9.16        $11.75         $30.13        $23.40
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)             (0.25)        (0.20)        (0.23)         (0.24)        (0.38)
   Net realized and unrealized gain (loss)     (0.35)         3.82         (2.36)        (16.05)        10.02
                                              ------        ------        ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS          (0.60)         3.62         (2.59)        (16.29)         9.64
                                              ------        ------        ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income           --            --            --             --            --
   Distributions from net realized gains          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
     TOTAL DISTRIBUTIONS                          --            --            --          (2.09)        (2.91)
                                              ------        ------        ------         ------        ------
Change in net asset value                      (0.60)         3.62         (2.59)        (18.38)         6.73
                                              ------        ------        ------         ------        ------
NET ASSET VALUE, END OF PERIOD                $12.18        $12.78        $ 9.16         $11.75        $30.13
                                              ======        ======        ======         ======        ======
Total return(1)                                (4.69)%       39.52%       (22.04)%       (56.84)%       41.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $15,549       $20,497       $18,470        $28,116       $64,351
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                           2.24%         2.31%         2.26%          2.11%         1.88%
   Net investment income (loss)                (1.97)%       (1.99)%       (1.98)%        (1.40)%       (1.20)%
Portfolio turnover                               181%          175%          172%           183%          158%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from (1.97)% to (1.98)% for Class B. There was no effect on net investment income (loss) per share and net realized and unrealized gain (loss) per share for Class A or B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                                                        Phoenix Series Fund  63

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN MID-CAP GROWTH FUND

                                                                                  CLASS C
                                                          ---------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,         FROM INCEPTION
                                                                                                      1/2/01 TO
                                                               2004         2003       2002 (3)        10/31/01
                                                            ----------   ----------   ----------    --------------
Net asset value, beginning of period                          $12.77       $ 9.16       $11.75          $19.48
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(2)                             (0.24)       (0.21)       (0.22)          (0.20)
   Net realized and unrealized gain (loss)                     (0.37)        3.82        (2.37)          (7.53)
                                                              ------       ------       ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                          (0.61)        3.61        (2.59)          (7.73)
                                                              ------       ------       ------          ------
Change in net asset value                                      (0.61)        3.61        (2.59)          (7.73)
                                                              ------       ------       ------          ------
NET ASSET VALUE, END OF PERIOD                                $12.16       $12.77       $ 9.16          $11.75
                                                              ======       ======       ======          ======
Total return(1)                                                (4.78)%      39.41%      (22.04)%        (39.62)%(5)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                           $350         $508         $323            $275
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                           2.24%        2.30%        2.27%           2.16%(4)
   Net investment income (loss)                                (1.97)%      (1.99)%      (1.98)%         (1.41)%(4)
Portfolio turnover                                               181%         175%         172%            183%(5)
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no effect on net investment income (loss) per share, net realized and unrealized gain (loss) per share or the ratio of net investment income to average net assets for Class C. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(4) Annualized.

(5) Not annualized.

64  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                         CLASS A
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $5.02         $4.51         $5.19          $6.59         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)             0.33(2)       0.35(2)       0.45(2)        0.62(2)       0.77
   Net realized and unrealized
    gain (loss)(5)                             0.11          0.54         (0.65)         (1.27)        (0.93)
                                              -----         -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.44          0.89         (0.20)         (0.65)        (0.16)
                                              -----         -----         -----          -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.35)        (0.38)        (0.45)         (0.75)        (0.78)
   Tax return of capital                         --            --         (0.03)            --            --
                                              -----         -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                      (0.35)        (0.38)        (0.48)         (0.75)        (0.78)
                                              -----         -----         -----          -----         -----
Change in net asset value                      0.09          0.51         (0.68)         (1.40)        (0.94)
                                              -----         -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD                $5.11         $5.02         $4.51          $5.19         $6.59
                                              =====         -----         -----          -----         -----
Total return(1)                                8.85%        20.54%        (4.33)%       (10.87)%       (2.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $174,527      $192,428      $183,028       $235,623      $312,544
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.32%         1.32%         1.33%(3)       1.28%(3)      1.22%
   Net investment income(5)                    6.57%         7.17%         9.06%         10.20%        10.14%
Portfolio turnover                               99%          176%          114%           100%           80%


                                                                         CLASS B
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $4.96         $4.47         $5.14          $6.54         $7.51
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(6)             0.29(2)       0.31(2)       0.41(2)        0.57(2)       0.71
   Net realized and unrealized gain
     (loss)(6)                                 0.11          0.52         (0.64)         (1.30)        (0.94)
                                              -----         -----         -----          -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.40          0.83         (0.23)         (0.70)        (0.23)
                                              -----         -----         -----          -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.34)        (0.41)         (0.70)        (0.74)
   Tax return of capital                         --            --         (0.03)            --            --
                                              -----         -----         -----          -----         -----
     TOTAL DISTRIBUTIONS                      (0.31)        (0.34)        (0.44)         (0.70)        (0.74)
                                              -----         -----         -----          -----         -----
Change in net asset value                      0.09          0.49         (0.67)         (1.40)        (0.97)
                                              -----         -----         -----          -----         -----
NET ASSET VALUE, END OF PERIOD                $5.05         $4.96         $4.47          $5.14         $6.54
                                              =====         =====         =====          =====         =====
Total return(1)                                8.18%        19.39%        (4.88)%       (11.59)%       (3.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $14,574       $22,499       $22,074        $30,073       $43,108
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.07%         2.07%         2.08%(3)       2.03%(3)      1.97%
   Net investment income(6)                    5.90%         6.43%         8.32%          9.44%         9.41%
Portfolio turnover                               99%          176%          114%           100%           80%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.
(2) Computed using average shares outstanding.
(3) For the periods ended October 31, 2002 and 2001 the ratio of operating expenses excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.
(4) As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 9.35% to 9.30% and from 8.61% to 8.56% for Class A and B, respectively, to decrease the net investment income (loss) per share from $0.47 to $0.46 for Class A, and to increase the net realized and unrealized gain (loss) per share from $(0.67) to $(0.66) for Class A. There was no effect on net investment income (loss) per share for Class B. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class A shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.01, $0.03 and $0.02 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.26%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.
(6) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments; previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class B Shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.01, $0.02, $0.03 and $0.01 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.21%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.

                                                         Phoenix Series Fund  65

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                           CLASS C
                                           --------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              2004           2003         2002(4)         2001          2000
                                           -----------   ------------   -----------   -----------   -----------
Net asset value, beginning of period          $4.99         $4.49          $5.16         $6.56         $7.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(5)             0.29(2)       0.31(2)        0.41(2)       0.58(2)       0.71
   Net realized and unrealized
    gain (loss)(5)                             0.10          0.53          (0.64)        (1.28)        (0.94)
                                              -----         -----          -----         -----         -----
     TOTAL FROM INVESTMENT OPERATIONS          0.39          0.84          (0.23)        (0.70)        (0.23)
                                              -----         -----          -----         -----         -----
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.31)        (0.34)         (0.41)        (0.70)        (0.74)
   Tax return of capital                         --            --          (0.03)           --            --
                                              -----         -----          -----         -----         -----
     TOTAL DISTRIBUTIONS                      (0.31)        (0.34)         (0.44)        (0.70)        (0.74)
                                              -----         -----          -----         -----         -----
Change in net asset value                      0.08          0.50          (0.67)        (1.40)        (0.97)
                                              -----         -----          -----         -----         -----
NET ASSET VALUE, END OF PERIOD                $5.07         $4.99          $4.49         $5.16         $6.56
                                              =====         =====          =====         =====         =====
Total return(1)                                8.14%        19.30%         (4.88)%      (11.56)%       (3.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $1,990        $2,877         $1,921        $2,413        $2,689
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          2.07%         2.07%          2.08%(3)      2.03%(3)      1.97%
   Net investment income(5)                    5.87%         6.43%          8.28%         9.43%         9.49%
Portfolio turnover                               99%          176%           114%          100%           80%
-------------------------------

(1) Sales charges are not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) For the periods ended October 31, 2002 and 2001, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would have been 0.01% lower than the ratio shown in the table.

(4) As required, effective November 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 8.57% to 8.52%, to decrease the net investment income (loss) per share from $0.43 to $0.42, and to increase net realized and unrealized gain (loss) per share from $(0.66) to $(0.65). Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(5) As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements and high yield debt instruments previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification for Class C Shares was to reduce net investment income per share and to increase net realized and unrealized gain (loss) per share by $0.02, $0.01, $0.02 and $0.02 for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively. The net investment income ratio decreased by 0.30%, 0.24%, 0.49% and 0.20%, for the periods ending October 31, 2003, 2002, 2001 and 2000, respectively.

66  Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND

                                                                     CLASS A
                                           -------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                               2004        2003        2002        2001        2000
                                             --------    --------    --------    --------    --------
Net asset value, beginning of period          $1.00        $1.00       $1.00       $1.00       $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)               0.007        0.010       0.014       0.042        0.054
                                             ------       ------      ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS         0.007        0.010       0.014       0.042        0.054
                                             ------       ------      ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.007)      (0.010)     (0.014)     (0.042)      (0.054)
                                             ------       ------      ------      ------       ------
Change in net asset value                        --           --          --          --           --
                                             ------       ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                $1.00        $1.00       $1.00       $1.00        $1.00
                                             ======       ======      ======      ======       ======
Total return                                   0.66%        1.00%       1.38%       4.23%        5.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $139,996     $156,098    $184,390    $184,349     $164,125
RATIO TO AVERAGE NET ASSETS OF:
   Net operating expenses                      0.65%        0.37%       0.79%       0.85%        0.80%
   Gross operating expenses                    0.92%        0.87%       0.86%       0.84%        0.80%
   Net investment income                       0.65%        1.00%       1.37%       4.12%        5.41%


                                                         Phoenix Series Fund  67

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480



[LOGO] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.



ADDITIONAL INFORMATION

You can find more information about the Funds in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the Funds' investments. The annual report discusses the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds. It is incorporated by reference and is legally part of the prospectus.

To obtain free copies of these documents, you can download copies from the Individual Investors section of our Web site, PhoenixInvestments.com, or you can request copies by calling us toll-free at 1-800-243-1574.

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Text Telephone: 1-800-243-1926





NOT INSURED BY FDIC/NCUSIF OR ANY FEDERAL GOVERNMENT AGENCY.
NO BANK GUARANTEE. NOT A DEPOSIT. MAY LOSE VALUE.

Investment Company Act File No. 811-810
PXP393                                                                     4-05